SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 31, 1998


                          Riviera Holdings Corporation
       ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


  Nevada                    00021430                    88-0296885
----------------    ---------------------------     ------------------
(State or Other          (Commission File              (IRS Employer
Jurisdiction of              Number)                   Identification
Incorporation                                              No.)




2901 Las Vegas Boulevard South, Las Vegas, Nevada           89109
-------------------------------------------------    -----------------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code (702) 734-5110
                                                    -------------


----------------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)



                                     1 of 5

Item 5            Other Events
                  ------------

    As reported on the registrant's Form 8-K filed with the Securities and Exchange Commission (the "Commission") on September 29, 1997, on September 15, 1997, the registrant entered into an Agreement and Plan of Merger ("the Riviera Merger Agreement") with R&E Gaming Corp. ("R&E Gaming") and Riviera Acquisition Sub, Inc. ("RAS"), entities controlled by Allen E. Paulsen, pursuant to which the registrant would be acquired by R&E Gaming and the registrant stockholders would receive $15 per share in cash for each share of the registrant's common stock owned by them, plus an amount equal to 7% per annum from June 1, 1997 to the date of the closing.

    On March 20, 1998, the registrant was notified (the "Termination Notice") by Mr. Paulson on behalf of R&E Gaming and RAS that the Riviera Merger Agreement is void and unenforceable against R&E Gaming and RAS, or alternatively, of their intention to terminate the Riviera Merger Agreement. A copy of the Termination Notice was filed as an exhibit to the registrant's Form 10-K filed with the Commission on March 30, 1998.

    On March 31, 1998, the registrant notified R&E Gaming that the registrant rejects the claims made by R&E Gaming in the Termination Notice. See Letter from the registrant to R&E Gaming Corp. dated March 31, 1998, attached as Exhibit 99.1.

    On April 2, 1998, R&E Gaming notified the registrant that R&E Gaming had terminated the Riviera Merger Agreement. See Letter from R&E Gaming Corp. to the registrant dated April 2, 1998, attached as Exhibit 99.2. R&E Gaming then notified the State Street Bank and Trust Company ("the Escrow Agent") of the notice of termination and requested that all funds held in escrow be returned to R&E Gaming. See Letter from R&E Gaming Corp. to the State Street Bank and Trust Company dated April 2, 1998, attached as Exhibit 99.3.

    The registrant sent a letter to Mr. Paulson, also on April 2, 1998, providing notice that it was terminating the Riviera Merger Agreement. See Letter from the registrant to R&E Gaming Corp. dated April 2, 1998, attached as
Exhibit 99.4. The registrant then sent a letter to the Escrow Agent providing notice that the Riviera Merger Agreement was terminated by the registrant and

                                     2 of 5
requesting that all funds held in escrow be delivered to the regisrant. See Letter from the registrant to the State Street Bank and Trust Company dated April 2, 1998, attached as Exhibit 99.5.


    On April 3, 1998, the registrant issued a press release relating to the foregoing events. See Press Release dated April 3, 1998, attached as Exhibit 99.6.

    On April 6, 1998, R&E Gaming again provided notice to the registrant that R&E Gaming had terminated the Riviera Merger Agreement, such notice being in addition to the notice of termination provided by R&E Gaming on April 2, 1998. See Letter from R&E Gaming Corp. to the registrant, dated April 6, 1998, attached as Exhibit 99.7.



                                     3 of 5

Item 7     Financial Statements, Pro Forma Financial Information
           -----------------------------------------------------
and Exhibits
------------

(c)      Exhibits


99.1              Letter from the registrant to R&E Gaming Corp., dated
                  March 31, 1998.

99.2              Letter from R&E Gaming Corp. to the registrant, dated
                  April 2, 1998.

99.3 Letter from R&E Gaming Corp. to the State Street Bank and Trust Company, dated April 2, 1998.

99.4              Letter from the registrant to R&E Gaming Corp., dated
                  April 2, 1998.

99.5 Letter from the registrant to the State Street Bank and Trust Company, dated April 2, 1998.

99.6              Press Release, dated April 3, 1998.

99.7 Letter from R&E Gaming Corp. to the registrant, dated April 6, 1998.


                                     4 of 5

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              RIVIERA HOLDINGS CORPORATION
                                      (Registrant)


Date:  April 7, 1998          /s/Duane Krohn
       -------------          ----------------------------------
                                   (Signature)
                              Duane Krohn,
                              Treasurer and Chief Financial Officer





                                     5 of 5

                                 EXHIBITS INDEX

Exhibit
Number                           Description
------                           -----------


99.1              Letter from the registrant to R&E Gaming Corp., dated
                  March 31, 1998.

99.2              Letter from R&E Gaming Corp. to the registrant, dated
                  April 2, 1998.

99.3 Letter from R&E Gaming Corp. to the State Street Bank and Trust Company, dated April 2, 1998.

99.4              Letter from the registrant to R&E Gaming Corp., dated
                  April 2, 1998.

99.5 Letter from the registrant to the State Street Bank and Trust Company, dated April 2, 1998.

99.6              Press Release, dated April 3, 1998.

99.7 Letter from R&E Gaming Corp. to the registrant, dated April 6, 1998.